

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial  information extracted from the balance sheet of CNL  American  Properties  Fund,  Inc. at December  31,  1998,  and its
statement  of income for the year then ended and is qualified in its entirety by reference to the Form 10-K of CNL American  Properties  Fund,  Inc. for the year ended December 31, 1998.
</LEGEND>

<PERIOD-TYPE>                   year
<FISCAL-YEAR-END>                              DEC-31-1998
<PERIOD-START>                                 JAN-01-1998
<PERIOD-END>                                   DEC-31-1998
<CASH>                                         125,207,377<F2>
<SECURITIES>                                   16,201,014
<RECEIVABLES>                                  1,595,674
<ALLOWANCES>                                   1,069,024
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         399,582,116
<DEPRECIATION>                                 6,242,782
<TOTAL-ASSETS>                                 680,352,013
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       746,759
<OTHER-SE>                                     660,063,527
<TOTAL-LIABILITY-AND-EQUITY>                   680,352,013
<SALES>                                        0
<TOTAL-REVENUES>                               42,187,037
<CGS>                                          0
<TOTAL-COSTS>                                  9,408,957
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                32,152,408
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            32,152,408
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   32,152,408
<EPS-PRIMARY>                                  0.60
<EPS-DILUTED>                                  0.60

<F1>Due to the nature of its industry, CNL American Properties Fund, Inc. has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.
<F2>Includes $2,007,540 in certificates of deposit.

